Exhibit 99(s)(1)

Power of Attorney

I, Alan M. Schrager, of 1 Vanderbilt Avenue, 16th floor, New York, NY 10017 (address), hereby appoint Eric Muller, Gregory S. Rubin, Adam Hahn, Gerard Waldt, Andrew Winer, and, effective October 24, 2022, Grove Stafford, as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of T. Rowe Price OHA Private Credit Fund (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Alan M. Schrager
Name:	Alan M. Schrager
Title:	Chairman of the Board
Date:	October 12, 2022

Power of Attorney

I, Eric Muller, of 1 Vanderbilt Avenue, 16th floor, New York, NY 10017 (address), hereby appoint Gregory S. Rubin, Adam Hahn, Gerard Waldt, Andrew Winer, and, effective October 24, 2022, Grove Stafford, as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of T. Rowe Price OHA Private Credit Fund (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Eric Muller
Name:	Eric Muller
Title:	Chief Executive Officer
Date:	October 12, 2022

Power of Attorney

I, Jonathan Morgan, of 15 Beach Drive, Darien, CT 06820 (address), hereby appoint Eric Muller, Gregory S. Rubin, Adam Hahn, Gerard Waldt, Andrew Winer, and, effective October 24, 2022, Grove Stafford, as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of T. Rowe Price OHA Private Credit Fund (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Jonathan Morgan
Name:	Jonathan Morgan
Title:	Trustee
Date:	October 12, 2022

Power of Attorney

I, Kathleen M. Burke, of 17 West 71st St #3B, NY NY (address), hereby appoint Eric Muller, Gregory S. Rubin, Adam Hahn, Gerard Waldt, Andrew Winer, and, effective October 24, 2022, Grove Stafford, as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of T. Rowe Price OHA Private Credit Fund (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Kathleen M. Burke
Name:	Kathleen M. Burke
Title:	Independent Trustee
Date:	Oct. 12, 2022

Power of Attorney

I, Mark Manoff, of 303 E57 ST NY NY 10022 (address), hereby appoint Eric Muller, Gregory S. Rubin, Adam Hahn, Gerard Waldt, Andrew Winer, and, effective October 24, 2022, Grove Stafford, as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of T. Rowe Price OHA Private Credit Fund (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Mark Manoff
Name:	Mark Manoff
Title:	Trustee
Date:	10/12/22